                                                                  EXHIBIT 10.7.6

                           FIFTH AMENDMENT TO GUARANTY

      This Fifth Amendment to Guaranty of Lease (this "Guaranty Amendment"), dated as of May 13, 2004, is made by and between Brookdale Living Communities, Inc., a Delaware corporation (together with any entity succeeding thereto by consolidation, merger or acquisition of its assets substantially as an entirety, "Guarantor"), Ventas Realty, Limited Partnership, a Delaware limited partnership ("Initial Beneficiary"), Ventas Kansas City I, LLC, a Delaware limited liability company ("VKC"), Ventas Belleville, LLC ("VB"), Ventas Farmington Hills, LLC ("VFH"), and Ventas Springfield/Findlay, LLC ("VSF" and, together with Initial Beneficiary, VKC, VB, and VFH, the "Beneficiaries").

      Guarantor executed that certain Guaranty of Lease in favor of Initial Beneficiary dated as of January 28, 2004 (the "Original Guaranty"), as amended by that certain First Amendment to Guaranty dated as of February 20, 2004 between Guarantor and Initial Beneficiary (the "First Amendment"), that certain Second Amendment to Guaranty dated as of February 26, 2004 between Guarantor and Initial Beneficiary (the "Second Amendment"), that certain Third Amendment to Guaranty dated as of March 10, 2004 between Guarantor, Initial Beneficiary and VKC (the "Third Amendment"), that certain Fourth Amendment to Guaranty dated as of March 30, 2004 among Guarantor, Initial Beneficiary, VKC, VB and VSF (the "Fourth Amendment", and, together with the Original Guaranty, the First Amendment, the Second Amendment, and the Third Amendment, the "Guaranty"). Initial Beneficiary is simultaneously herewith acquiring a fee simple interest in the parcels of land described on Exhibit A, attached hereto and made a part hereof, and the improvements located on said land ("New Property") and leasing the New Property to Brookdale Living Communities of Illinois-GV, LLC ("New Tenant"), pursuant to that certain Master Lease Agreement by and among Initial Beneficiary and those certain entities identified in Schedule 1 thereof, dated as of January 28, 2004, as amended by that certain First Amendment to Master Lease dated as of January 28, 2004, that certain Second Amendment to Master Lease dated as of February 20, 2004, and that certain Third Amendment to Master Lease dated as of the date hereof (as so amended, the "Master Lease", and such Third Amendment to Master Lease, the "Third Amendment"). Initially capitalized terms used but not defined herein shall have the meaning ascribed to such term in the Guaranty. Initial Beneficiary is unwilling to enter into the Third Amendment unless Guarantor enters into this Guaranty Amendment. Guarantor directly or indirectly owns all the stock, partnership interests or membership interests, as the case may be, of New Tenant. The acquisition by Initial Beneficiary of the New Property and the lease of the New Property to New Tenant is of direct benefit to Guarantor. This Guaranty Amendment reasonably may be expected to benefit, directly or indirectly, Guarantor.

      NOW, THEREFORE, in consideration of $10 and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, Guarantor, intending to be legally bound, covenants and agrees with the Beneficiaries as follows:

            1. Certain Amendments. Exhibit A to the Guaranty is hereby amended to include the New Property identified on Exhibit A attached hereto. Schedule B to the Guaranty is hereby deleted in its entirety and replaced with Schedule B attached hereto. From and after the date hereof, the Guaranty is (a) for the benefit of all of the Beneficiaries and Ventas, Inc., a Delaware corporation (only to the extent Ventas, Inc. is liable pursuant to any guaranty made by Ventas, Inc. in connection with a mortgage loan related to any Property assumed by a Beneficiary in connection with the acquisition of such Property) and (b) applicable to (i) all of the Properties identified on Exhibit A to the Guaranty, as amended hereby, and (ii) all of the Tenants and Leases identified on Schedule B to the Guaranty, as amended hereby.

            2. Full Force and Effect. All other terms, conditions and covenants contained in the Guaranty remain unchanged and in full force and effect. Guarantor confirms and ratifies the terms and provisions of the Guaranty and agrees that the Guaranty remains in full force and effect as of the date hereof, and nothing contained in this Guaranty Amendment shall be construed to impair, limit or reduce the security, rights or powers that the Beneficiaries, or any of their successors, may have under the Guaranty. Guarantor further reaffirms and ratifies its obligations to be bound by and perform all of the terms of the Guaranty and any other agreements to which it and any of the Beneficiaries are parties.

            3. Governing Law; Jurisdiction. This Guaranty Amendment shall be governed by and construed in accordance with the laws of the State of Illinois, other than its doctrine regarding conflicts of laws. Guarantor irrevocably submits to the personal jurisdiction of any federal or state court sitting in the State of Illinois with respect to any matter arising under this Guaranty Amendment. Guarantor consents to jurisdiction of the courts of the State of Illinois and of the Federal courts sitting in the State of Illinois, and consents to venue in the State of Illinois, and Guarantor waives any right to stay, remove, or otherwise directly or indirectly interfere with such action based on such jurisdiction.

            4. Amendments; Successors. Neither this Guaranty Amendment nor the Guaranty may be modified or amended except by a written agreement duly executed by Guarantor and the Beneficiaries. This Guaranty Amendment shall be binding upon the Guarantor and shall inure to the benefit of the Beneficiaries and their successors and assigns as permitted under the Guaranty, including, without limitation, any mortgagee of any Beneficiary's interest in any Property. In the event any one or more of the provisions contained in this Guaranty Amendment shall for any reason be held to be invalid, illegal or unenforceable in any respect, such invalidity, illegality or unenforceability shall not affect any other provision of this Guaranty Amendment, but this Guaranty Amendment shall be construed as if such invalid, illegal or unenforceable provision had never been contained herein. As used herein the term "New Tenant" includes its successors and assigns with respect to the Master Lease.

            5. Counterparts. This Guaranty Amendment may be executed in two or more counterparts, including via facsimile, each of which shall be deemed an original, and all of which together shall constitute one and the same instrument.

                            [SIGNATURE PAGE FOLLOWS]

      IN WITNESS WHEREOF, Guarantor has caused this Guaranty Amendment to be executed and its corporate seals to be hereunto affixed and attested by its officers thereunto duly authorized.

                                    BROOKDALE LIVING COMMUNITIES, INC., a
                                    Delaware corporation

                                    By: /s/ R. Stanley Young
                                        ----------------------------------------
                                        Name: R. Stanley Young
                                        Title: Executive Vice-President, Chief
                                        Financial Officer and Treasurer

                                    VENTAS REALTY, LIMITED PARTNERSHIP,
                                    a Delaware limited partnership

                                    By: Ventas, Inc., a Delaware corporation,
                                        its sole general partner

                                    By: /s/ T. Richard Riney
                                       --------------------------------------
                                       T. Richard Riney
                                       Executive Vice President/General Counsel

                                    VENTAS KANSAS CITY I, LLC,
                                    a Delaware limited liability company

                                    By: /s/ T. Richard Riney
                                        --------------------------------------
                                        T. Richard Riney
                                        Vice President

                                    VENTAS BELLEVILLE, LLC,
                                    a Delaware limited liability company

                                    By: /s/ T. Richard Riney
                                        --------------------------------------
                                        T. Richard Riney
                                        Vice President

                                    VENTAS FARMINGTON HILLS, LLC,
                                    a Delaware limited liability company

                                    By: /s/ T. Richard Riney
                                        --------------------------------------
                                        T. Richard Riney
                                        Vice President

                                    VENTAS SPRINGFIELD/FINDLAY, LLC,
                                    a Delaware limited liability company

                                    By: /s/ T. Richard Riney
                                        --------------------------------------
                                        T. Richard Riney
                                        Vice President

                                    EXHIBIT A

                          LEGAL DESCRIPTION (GLENVIEW)

PARCEL 1:

Lot 23 in Glenview Place, being a Resubdivision in the Northwest Quarter of
Section 29 and the Northeast Quarter of Section 30, Township 42 North, Range 12 East of the Third Principal Meridian, according to the plat thereof recorded November 12, 1997, as Document Number 97-845875, in Cook County, Illinois.

PARCEL 2:

Easement for Storm and Water Detention for the benefit of Parcel 1 over that part of Lots 1 and 2 of County Clerk's Division of Section 30, Township 42 North, Range 12 East of the Third Principal Meridian, according to the Plat thereof recorded October 11, 1876 as Document No. 106468, in Cook County, Illinois,

Described as Follows:

Commencing at the Northeast corner of said Section 30; Thence South 00 Degrees 00 Minutes 05 Seconds West along the east line of said Section 30, 449.38 feet; Thence South 89 Degrees 41 Minutes 07 Seconds West, 1146.68 feet to a point for a Place of Beginning; Thence continuing South 89 Degrees 41 Minutes 07 Seconds West, 235.00 feet to the easterly line of Sanders Road according to Document No. 21779374, recorded January 18, 1972; Thence North 07 Degrees 27 Minutes 17 Seconds West along said easterly line of Sanders Road, 341.26 feet; Thence South 89 Degrees 59 Minutes 15 Seconds East, 273.68 feet; Thence South 00 Degrees 57 Minutes 03 Seconds East, 337.07 feet to the Point of Beginning as created by Instrument dated June 2, 1997 and recorded June 5, 1997 as Document No. 97-400065, and as amended by Instrument recorded July 8, 1997 as Document No. 97-490185.

P.I.N.: 04-29-100-299-0000
        04-30-211-023-0000

Address: 4501 Concord Lane, Glenview, Illinois

                                   SCHEDULE B

        PROPERTY                          LANDLORD                       TENANT                     LEASE DOCUMENT
------------------------        ----------------------------      ---------------------       -------------------------
Grand Court Adrian,             Ventas Realty, Limited            BLC Adrian-GC, LLC          Master Lease Agreement
Adrian, Michigan                Partnership                                                   by Ventas Realty, Limited
                                                                                              Partnership and BLC
                                                                                              Adrian-GC, LLC; BLC
                                                                                              Albuquerque-GC, LLC;
                                                                                              BLC Bristol-GC, LLC;
                                                                                              BLC Dayton-GC, LLC;
                                                                                              BLC Fort Myers-GC,
                                                                                              LLC; BLC Las Vegas-
                                                                                              GC, LLC; BLC Lubbock-
                                                                                              GC, L.P.; BLC Overland
                                                                                              Park-GC, LLC; BLC
                                                                                              Tavares-GC, LLC; and
                                                                                              Brookdale Living
                                                                                              Communities of Illinois-
                                                                                              GV, LLC

Grand Court Albuquerque,        Ventas Realty, Limited            BLC Albuquerque-GC,         Master Lease Agreement
Albuquerque, New Mexico         Partnership                       LLC                         by Ventas Realty, Limited
                                                                                              Partnership and BLC
                                                                                              Adrian-GC, LLC; BLC
                                                                                              Albuquerque-GC, LLC;
                                                                                              BLC Bristol-GC, LLC;
                                                                                              BLC Dayton-GC, LLC;
                                                                                              BLC Fort Myers-GC,
                                                                                              LLC; BLC Las Vegas-
                                                                                              GC, LLC; BLC Lubbock-
                                                                                              GC, L.P.; BLC Overland
                                                                                              Park-GC, LLC; BLC
                                                                                              Tavares-GC, LLC; and
                                                                                              Brookdale Living
                                                                                              Communities of Illinois-
                                                                                              GV, LLC

Grand Court Belleville,         Ventas Belleville, LLC            BLC Belleville-GC,          Lease Agreement by
Belleville, Illinois                                              LLC                         Ventas Belleville, LLC
                                                                                              and BLC Belleville-GC,
                                                                                              LLC

Grand Court Bristol,            Ventas Realty, Limited            BLC Bristol-GC, LLC         Master Lease Agreement
Bristol, Virginia               Partnership                                                   by Ventas Realty, Limited
                                                                                              Partnership and BLC
                                                                                              Adrian-GC, LLC; BLC
                                                                                              Albuquerque-GC, LLC;
                                                                                              BLC Bristol-GC, LLC;
                                                                                              BLC Dayton-GC, LLC;
                                                                                              BLC Fort Myers-GC,
                                                                                              LLC; BLC Las Vegas-
                                                                                              GC, LLC; BLC Lubbock-

        PROPERTY                          LANDLORD                       TENANT                     LEASE DOCUMENT
------------------------        ----------------------------      ---------------------       -------------------------
                                                                                              GC, L.P.; BLC Overland
                                                                                              Park-GC, LLC; BLC
                                                                                              Tavares-GC, LLC; and
                                                                                              Brookdale Living
                                                                                              Communities of Illinois-
                                                                                              GV, LLC

Grand Court Dayton,             Ventas Realty, Limited            BLC Dayton-GC, LLC          Master Lease Agreement
Dayton, Ohio                    Partnership                                                   by Ventas Realty, Limited
                                                                                              Partnership and BLC
                                                                                              Adrian-GC, LLC; BLC
                                                                                              Albuquerque-GC, LLC;
                                                                                              BLC Bristol-GC, LLC;
                                                                                              BLC Dayton-GC, LLC;
                                                                                              BLC Fort Myers-GC,
                                                                                              LLC; BLC Las Vegas-
                                                                                              GC, LLC; BLC Lubbock-
                                                                                              GC, L.P.; BLC Overland
                                                                                              Park-GC, LLC; BLC
                                                                                              Tavares-GC, LLC; and
                                                                                              Brookdale Living
                                                                                              Communities of Illinois-
                                                                                              GV, LLC

Grand Court Farmington          Ventas Farmington Hills, LLC      BLC Farmington Hills-       Lease Agreement by
Hills                                                             GC, LLC                     Ventas Farmington Hills,
Farmington Hills,                                                                             LLC and BLC
Michigan                                                                                      Farmington Hills-GC,
                                                                                              LLC

Grand Court Findlay             Ventas Springfield/Findlay,       BLC Findlay-GC, LLC         Master Lease Agreement
Findlay, Ohio                   LLC                                                           by Ventas
                                                                                              Springfield/Findlay, LLC
                                                                                              and BLC Findlay-GC,
                                                                                              LLC and BLC
                                                                                              Springfield-GC, LLC

        PROPERTY                          LANDLORD                       TENANT                     LEASE DOCUMENT
------------------------        ----------------------------      ---------------------       -------------------------
Grand Court Fort Myers,         Ventas Realty, Limited            BLC Fort Myers-GC,          Master Lease Agreement
Fort Myers, Florida             Partnership                       LLC                         by Ventas Realty, Limited
                                                                                              Partnership and BLC
                                                                                              Adrian-GC, LLC; BLC
                                                                                              Albuquerque-GC, LLC;
                                                                                              BLC Bristol-GC, LLC;
                                                                                              BLC Dayton-GC, LLC;
                                                                                              BLC Fort Myers-GC,
                                                                                              LLC; BLC Las Vegas-
                                                                                              GC, LLC; BLC Lubbock-
                                                                                              GC, L.P.; BLC Overland
                                                                                              Park-GC, LLC; BLC
                                                                                              Tavares-GC, LLC; and
                                                                                              Brookdale Living
                                                                                              Communities of Illinois-
                                                                                              GV, LLC

Grand Court Kansas City         Ventas Kansas City I, LLC         BLC Kansas City-GC,         Lease Agreement by
I, LLC                                                            LLC                         Ventas Kansas City I,
                                                                                              LLC and BLC Kansas
                                                                                              City-GC, LLC

Grand Court Las Vegas,          Ventas Realty Limited             BLC Las Vegas-GC,           Master Lease Agreement
Las Vegas, Nevada               Partnership                       LLC                         by Ventas Realty, Limited
                                                                                              Partnership and BLC
                                                                                              Adrian-GC, LLC; BLC
                                                                                              Albuquerque-GC, LLC;
                                                                                              BLC Bristol-GC, LLC;
                                                                                              BLC Dayton-GC, LLC;
                                                                                              BLC Fort Myers-GC,
                                                                                              LLC; BLC Las Vegas-
                                                                                              GC, LLC; BLC Lubbock-
                                                                                              GC, L.P.; BLC Overland
                                                                                              Park-GC, LLC; BLC
                                                                                              Tavares-GC, LLC; and
                                                                                              Brookdale Living
                                                                                              Communities of Illinois-
                                                                                              GV, LLC

Grand Court Lubbock             Ventas Realty, Limited            BLC Lubbock-GC, L.P.        Master Lease Agreement
Lubbock, Texas                  Partnership                                                   by Ventas Realty, Limited
                                                                                              Partnership and BLC
                                                                                              Adrian-GC, LLC; BLC
                                                                                              Albuquerque-GC, LLC;
                                                                                              BLC Bristol-GC, LLC;
                                                                                              BLC Dayton-GC, LLC;
                                                                                              BLC Fort Myers-GC,
                                                                                              LLC; BLC Las Vegas-
                                                                                              GC, LLC; BLC Lubbock-
                                                                                              GC, L.P.; BLC Overland
                                                                                              Park-GC, LLC; BLC
                                                                                              Tavares-GC, LLC; and

        PROPERTY                          LANDLORD                       TENANT                     LEASE DOCUMENT
------------------------        ----------------------------      ---------------------       -------------------------
                                                                                              Brookdale Living
                                                                                              Communities of Illinois-
                                                                                              GV, LLC

Grand Court Overland Park       Ventas Realty, Limited            BLC Overland Park-GC,       Master Lease Agreement
Overland Park, Kansas           Partnership                       LLC                         by Ventas Realty, Limited
                                                                                              Partnership and BLC
                                                                                              Adrian-GC, LLC; BLC
                                                                                              Albuquerque-GC, LLC;
                                                                                              BLC Bristol-GC, LLC;
                                                                                              BLC Dayton-GC, LLC;
                                                                                              BLC Fort Myers-GC,
                                                                                              LLC; BLC Las Vegas-
                                                                                              GC, LLC; BLC Lubbock-
                                                                                              GC, L.P.; BLC Overland
                                                                                              Park-GC, LLC; BLC
                                                                                              Tavares-GC, LLC; and
                                                                                              Brookdale Living
                                                                                              Communities of Illinois-
                                                                                              GV, LLC

Grand Court Springfield         Ventas Springfield/Findlay,       BLC Springfield-GC,         Master Lease Agreement
Springfield, Ohio               LLC                               LLC                         by Ventas
                                                                                              Springfield/Findlay, LLC
                                                                                              and BLC Findlay-GC,
                                                                                              LLC and BLC
                                                                                              Springfield-GC, LLC

        PROPERTY                          LANDLORD                       TENANT                     LEASE DOCUMENT
------------------------        ----------------------------      ---------------------       -------------------------
Grand Court Tavares,            Ventas Realty, Limited            BLC Tavares-GC, LLC         Master Lease Agreement
Tavares, Florida                Partnership                                                   by Ventas Realty, Limited
                                                                                              Partnership and BLC
                                                                                              Adrian-GC, LLC; BLC
                                                                                              Albuquerque-GC, LLC;
                                                                                              BLC Bristol-GC, LLC;
                                                                                              BLC Dayton-GC, LLC;
                                                                                              BLC Fort Myers-GC,
                                                                                              LLC; BLC Las Vegas-
                                                                                              GC, LLC; BLC Lubbock-
                                                                                              GC, L.P.; BLC Overland
                                                                                              Park-GC, LLC; BLC
                                                                                              Tavares-GC, LLC; and
                                                                                              Brookdale Living
                                                                                              Communities of Illinois-
                                                                                              GV, LLC

The Seasons at Glenview         Ventas Realty, Limited            Brookdale Living            Master Lease Agreement
Place,                          Partnership                       Communities of Illinois-    by Ventas Realty, Limited
Glenview, Illinois                                                GV, LLC                     Partnership and BLC
                                                                                              Adrian-GC, LLC; BLC
                                                                                              Albuquerque-GC, LLC;
                                                                                              BLC Bristol-GC, LLC;
                                                                                              BLC Dayton-GC, LLC;
                                                                                              BLC Fort Myers-GC,
                                                                                              LLC; BLC Las Vegas-
                                                                                              GC, LLC; BLC Lubbock-
                                                                                              GC, L.P.; BLC Overland
                                                                                              Park-GC, LLC; BLC
                                                                                              Tavares-GC, LLC; and
                                                                                              Brookdale Living
                                                                                              Communities of Illinois-
                                                                                              GV, LLC